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								 Exhibit 32.2

			   CERTIFICATION PURSUANT TO
		  TITLE 18, UNITED STATES CODE, SECTION 1350,
			     AS ADOPTED PURSUANT TO
		 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Ohio Casualty Corporation on Form 10-K for the fiscal period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald F. McKee, Chief Financial Officer of the Company, certify, pursuant to Title18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

	  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




					  /s/Donald F. McKee
					  -----------------------------------
					  Donald F. McKee
					  Executive Vice President and
                                          Chief Financial Officer
					  March  10, 2004
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